Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended	9 Months Ended
	Feb. 29, 2016	Feb. 29, 2016
Condensed Consolidated Statements Of Operations
Revenue		$ 10,000
Cost of goods sold		(3,010)
Gross profit		6,990
Operating Expenses
General and administrative	$ 6,375,477	6,584,895
Total Operating Expenses	6,375,477	6,584,895
Net loss from operations	(6,375,477)	(6,577,905)
Other expenses
Interest expense	27,205	52,457
Loss on change in fair value of derivative liability	1,372,150	1,372,150
Total Other Expenses	1,399,355	1,424,607
Net loss	$ (7,774,832)	$ (8,002,512)
Net loss per share, basic and diluted	$ (0.14)	$ (0.17)
Weighted average number of shares outstanding	55,500,000	46,352,190